EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Pharmos Corporation (the "Company") on Form 10-Q for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Haim Aviv, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C ss. 1350, as adopted pursuant to 906 ss. of the Sarbanes -Oxley Act of 2002, that:

          1) The Report fully complies with the requirements of section 12 (a) or 15(d) of the Securities Exchange Act of 1934; and

          2)   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.

                                            /s/ Haim Aviv
                                            ------------------------------
                                            Haim Aviv, Chief Executive Officer
November 13, 2003